Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. [ ] indicates that information has been redacted. THE PROCTER & GAMBLE COMPANY One Procter & Gamble Plaza Cincinnati, OH 45202 12 February 2021 PureCycle Technologies LLC Building 100, Suite 151 Orlando, FL 32817 Re: Samples and Services Reference is made to the Amended and Restated Patent License Agreement (the “TRANSACTION AGREEMENT”), dated as of July 28, 2020 between The Procter & Gamble Company (“P&G”) and PureCycle Technologies LLC (“PCT”) and the CONSULTING AGREEMENT dated October 19, 2020 between the same PARTIES (the “CONSULTING AGREEMENT”). This letter agreement (this “SIDE LETTER”) is being entered into by P&G and PCT to document certain agreements relating to, among other things, samples manufactured by PCT and R&D resources provided by P&G to PCT. Accordingly, in consideration of the mutual obligations and promises contained herein and in the TRANSACTION AGREEMENT and CONSULTING AGREEMENT (the sufficiency of which the parties hereby acknowledge), the PARTIES agree as follows: 1. Defined Terms. Capitalized terms used in this SIDE LETTER and not otherwise defined in this will have the meanings ascribed in the TRANSACTION AGREEMENT and the CONSULTING AGREEMENT. 2. Licensed Product Sample. PCT will provide P&G with the LICENSED PRODUCT of Section 6.1 of the TRANSACTION AGREEMENT [ ] to P&G according to the amount and timing in Table 2, below. Such LICENSED PRODUCT will be considered [ ] when received by P&G. PCT will send no more than 10 pounds to any THIRD PARTY until the entire month’s amount has been received by P&G. Table 2 Shipment Timing by Month LICENSED PRODUCT in Pounds [ ]

Shipped in 2020, Cumulative Shipping week of 1-18-21 [ ] February [ ] March [ ] April [ ] May [ ] June [ ] Total through June 2021 [ ] July [ ] August [ ] Total through August 2021 [ ] 3. Additional Services. In addition to the services provided in the CONSULTING AGREEMENT and for a period of six months after the EFFECTIVE DATE (as defined below), P&G will assist PCT with additional R&D support, as requested by PCT, related to [ ] located in Ironton, OH. In consideration for such services, PCT will pay P&G $250,000 no later than 10 days after EFFECTIVE DATE, $125,000 no later than 3 months after the EFFECTIVE DATE and $125,000 no later than 6 months after the EFFECTIVE DATE. Any CONSULTANT INVENTIONS or IMPROVEMENTS will be governed by the Section 6 of the CONSULTING AGREEMENT. 4. [ ] Know-How. The PARTIES recognize that there may be additional know-how generated between the PARTIES relating to [ ]. Either PARTY may freely use this know-how within its business or with THIRD PARTIES, provided such THIRD PARTY is under the same duty of confidentiality to the PARTIES. 5. Amendment; No Further Effect. To the extent required, this SIDE LETTER will be deemed to be an amendment to the TRANSACTION AGREEMENT pursuant to Section 20.8 of the TRANSACTION AGREEMENT and Section 7.7 of the CONSULTING AGREEMENT. Except as expressly set forth herein, this SIDE LETTER does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the TRANSACTION AGREEMENT or the CONSULTING AGREEMENT. 6. Effective Date. This SIDE LETTER shall be effective as of January 1, 2021 (the “EFFECTIVE DATE”).

7. Governing Law; Jurisdiction. All matters arising under or related to this SIDE LETTER are governed by applicable law as provided in the TRANSACTION AGREEMENT and the CONSULTING AGREEMENT. 8. Conflict of Terms. If there is a conflict of terms between the TRANSACTION AGREEMENT and the CONSULTING AGREEMENT, the TRANSACTION AGREEMENT governs. 9. Counterparts. This SIDE LETTER may be executed in multiple counterparts (any one of which need not contain the signatures of more than one PARTY), each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement. This SIDE LETTER, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, will be treated in all manner and respects as an original agreement and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. [Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this SIDE LETTER to be executed as of the day and year first written above (the “EFFECTIVE DATE”). Sincerely, THE PROCTER & GAMBLE COMPANY By: /s/ Brian Fitzgerald Name: Brian Fitzgerald Title: SVP-Global Business Development Accepted and agreed: PURECYCLE TECHNOLOGIES, LLC By: /s/ Michael Otworth Name: Mike Otworth Title: CEO